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LINC VENTURE LEASE PARTNERS II, L.P.   LINC Venture Lease Partners II, L.P.
MASTER LEASE AGREEMENT                 303 East Wacker Drive
This is a counterpart number           Chicago, Illinois 60601
2 of 2 serially                        (312) 467-5500
numbered, manually executed
counterparts.
         STERICYCLE, INC. and
Lessee:  STERICYCLE OF ARKANSAS, INC.       Master Lease Agreement No.  5244
         3501 Algonquin Road
Address: Rolling Meadows, Illinois 60008    Date:         March 14, 1991

LINC Venture Lease Partners II, L.P. ("Lessor") hereby leases to Lessee and Lessee leases from Lessor, in accordance with the terms and conditions hereinafter set forth, the equipment and property together with all replacement parts, additions, accessories, alterations and repairs incorporated therein or now or hereafter affixed thereto (herein collectively referred to as the "Equipment") described in the Equipment Schedules attached hereto and in any other Equipment Schedules which may be executed by Lessor and Lessee from time to time ("Schedule" or "Schedules"), all of which are made a part hereof. For all purposes of this Master Lease Agreement ("Lease"), each Schedule relating to one or more items of Equipment shall be deemed a separate lease incorporating all of the terms and provisions of this Lease. In the event of a conflict between the terms of this Lease and the terms and conditions of a Schedule, the terms and conditions of the Schedule shall govern and control that Schedule.

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1.  Term and Rental

The term of this Lease for any item of Equipment shall be set forth in the Schedule relating to such item of Equipment and shall commence (the "Commencement Date") on the Acceptance Date, which shall be the applicable of:
(1) the date of delivery of the Equipment to Lessee; (2) in the case of Equipment which is the subject of a sale and leaseback between Lessor and Lessee, the date upon which Lessor purchases such Equipment from Lessee; or (3) in the case of Equipment requiring installation, the date determined to be the date of installation of the Equipment. If the Acceptance Date is other than the first day of a calendar month, then the Minimum Lease Term shall commence on the first day of the calendar month following the month which includes the Acceptance Date and Lessee shall pay to Lessor on such date, in addition to all other sums due hereunder, an amount equal to one-thirtieth of the amount of the first monthly rental payment due or to become due hereunder multiplied by the number of days from and including the Acceptance Date to the Commencement Date of the Minimum Lease Term set forth in the Schedule. Lessee agrees to pay the total rental for the entire term hereof on the terms and conditions set forth herein, which shall be the total amount of all rental payments set forth in the Schedule, plus such additional amounts as may become due hereunder or pursuant to any written modification hereof or additional written agreement hereto. Except as otherwise specified in the Schedule, rental payments hereunder shall be monthly and shall be payable in advance within five days of the first day of each month during the term of this Lease beginning with the Commencement Date of the Minimum Lease Term and shall be sent to the address of the Lessor specified in this Lease or in the Schedule or as otherwise directed by the Lessor in writing. Rental payments or any other payments due hereunder not made on or before the due date shall be overdue and shall be subject to a service charge in an amount equal to one and one-half percent (1.5%) per month of the overdue payments (the "Service Charge Rate"). If Lessor shall at any time accept rent after it shall become due, such acceptance shall not constitute or be construed as a waiver of any or all of Lessor's rights hereunder, including without limitation those rights of Lessor set forth in Sections 12 and 13 hereof.

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2.  Title

This is an agreement of lease only. Lessee shall have no right, title or interest in or to the Equipment ]eased hereunder, except the express interest hereunder of Lessee as a lessee to maintain possession and use of the Equipment for the term of this Lease. All of the Equipment shall remain personal property (even though said Equipment may hereafter become attached or affixed to realty) and the title thereto shall at all times remain in Lessor or its assignees


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Master Lease Agreement
Page 2

exclusively. All replacement parts, modifications, repairs, alterations, additions and accessories incorporated in or affixed to the Equipment (herein collectively called "additions" and included in the definition of "Equipment"), whether before or after the Commencement Date, shall become the property of Lessor upon being so incorporated or affixed, and shall be returned to Lessor as provided in Section 3. Upon the request of Lessor, Lessee will affix to the Equipment, labels or other markings supplied by Lessor indicating its ownership of the Equipment, and shall keep the same affixed for the entire term of this Lease. Lessor is hereby authorized by Lessee, at Lessee's expense, to cause this Lease or any statement or other instrument in respect thereto, showing the interest of Lessor in the Equipment, to be filed or recorded, or refiled or re-recorded, with any governmental agency deemed appropriate by Lessor. Lessee agrees to promptly execute and deliver, or cause to be executed and delivered, to Lessor any statement or instrument requested by Lessor for the purpose of showing Lessor's interest in the Equipment, including, without limitation, financing statements, security agreements, and waivers with respect to rights in the Equipment from any owners or mortgagees of any real estate wherein the Equipment may be located. If any item of Equipment includes computer software, Lessee shall execute and deliver and shall cause Seller to deliver all such documents as Lessor deems necessary to effectuate assignment of all applicable software licenses to Lessor. Lessee shall at its expense (i) indemnify, protect and defend Lessor's title to the Equipment from and against all persons claiming against or through Lessee, (ii) at all times keep the Equipment free from any and all liens, encumbrances, attachments, levies, executions, burdens, charges or legal process of any and every type whatsoever, (iii) give Lessor immediate written notice of any matter described in clause (ii), and (iv) indemnify, protect and save Lessor harmless from any loss, cost or expense (including reasonable attorneys' fees) caused thereby with respect to any of the foregoing.

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3.  Acceptance and Return of Equipment

Lessor shall, at any time prior to unconditional acceptance by Lessee of all items of Equipment listed on any Schedule, have the right to terminate this Lease with respect to such Schedule and if the Equipment or any portion thereof has not theretofore been delivered, Lessor may refuse to pay for the Equipment or any portion thereof or to cause the same to be delivered, if there shall be, in the reasonable judgment of Lessor, a material adverse change in the financial condition or credit standing of Lessee or of any guarantor of Lessee's performance under this Lease since the date of the most recent financial statements furnished by Lessee or of such guarantor submitted to Lessor which may, in the reasonable judgment of Lessor, materially impair Lessee's ability to make rental or other payments required hereunder. Upon any termination by Lessor pursuant to this Section or the provisions of any Schedule, Lessee shall forthwith reimburse to Lessor all sums paid by Lessor with respect to such Equipment and any interest due hereunder in connection with such Equipment or the actual or proposed purchase thereof and shall pay to Lessor all other sums then due under such Schedule, whereupon if Lessee is not in default and has then fully performed all of its obligations hereunder, Lessor will, upon request of Lessee, transfer to Lessee without warranty or recourse any rights that Lessor may then have with respect to such Equipment. Lessee agrees to promptly execute and deliver to Lessor (in no event later than 15 days after the Acceptance Date) a confirmation by Lessee of unconditional acceptance of the Equipment in the form supplied by Lessor (the "Equipment Acceptance"). Lessee agrees, before execution of the aforesaid Equipment Acceptance, to inform Lessor in writing of any defects in the Equipment, or in the installation thereof, which have come to the attention of Lessee or its agents and which might give rise to a claim by Lessee against the Seller or any other person. If Lessee fails to do so, it shall be deemed an acknowledgment by Lessee (for purposes of this Lease only) that no such defects in the Equipment or its installation exist to the knowledge of Lessee or its agents and it shall be conclusively presumed, as between Lessor and its assignees and Lessee, that such Equipment has been unconditionally accepted by Lessee for Lease hereunder. Upon expiration or the earlier termination of the Lease with respect to any Equipment, Lessee shall, at its own expense and with ninety (90) days prior written notice to Lessor, assemble, crate, insure and deliver all of the Equipment and all of the service records and all software and software documentation subject to this Lease and any Schedules hereto to Lessor in the same condition and repair as


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Master Lease Agreement
Page 3

when received, reasonable wear and tear resulting only from proper use thereof excepted, to such reasonable destination within the continental United States as Lessor shall designate. Lessee shall, immediately prior to such return of each item of Equipment, provide to Lessor a letter from the manufacturer of the equipment or another service organization reasonably acceptable to Lessor certifying that said item is in good working order, reasonable wear and tear resulting only from proper use thereof excepted, is eligible for a maintenance agreement by such manufacturer, if generally available, and any necessary and applicable state or federal licenses, certifications or approvals, including but not limited to those required by environmental protection agencies and/or nuclear regulatory agencies, and all applicable software is included thereon.
If any software requires relicensing when removed from Lessee's premises, Lessee shall bear all costs of such relicensing. If Lessee fails for any reason to re-deliver the Equipment back to Lessor in accordance with the terms set forth above, Lessee shall pay to Lessor, at Lessor's election, an amount equal to the highest monthly payment set forth in the Schedule for a period of not less than three (3) months and at the end of such period of time, Lessee shall return the Equipment to Lessor as provided in the Schedule. If Lessee fails or refuses to return the Equipment as provided herein at the end of any renewal period, Lessee shall pay to Lessor, at Lessor's option, an amount equal to one hundred twenty percent (120%) of the highest monthly payment set forth in the Schedule for each month or portion thereof, until Lessee so returns the Equipment to Lessor.

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4.  Disclaimer of Warranties

Lessee has exclusively selected and chosen the type and quality of the Equipment herein leased and the vendor, dealer, seller, manufacturer or supplier thereof (herein collectively called "Seller"), as set forth in the Schedules. Lessor makes no warranty, either express or implied, as to any matter whatsoever, including without limitation, the condition of the Equipment, its merchantability or its fitness, adaptability or suitability for any particular purpose, and as to Lessor, Lessee leases, hires and rents the Equipment "as is." Lessee understands and agrees that neither the Seller, nor any agent of the Seller, is an agent of Lessor or is in any manner authorized to waive or alter any term or condition of this Lease. Lessor shall not be liable for any loss or damage suffered by Lessee or by any other person or entity, direct or indirect or consequential, including, but not limited to, business interruption and injury to persons or property, resulting from non-delivery or late delivery, installation, failure or faulty operation, condition, suitability or use of the Equipment leased by Lessee hereunder, or for any failure of any representations, warranties or covenants made by the Seller. Any claims of Lessee shall not be made against Lessor but shall be made, if at all, solely and exclusively against the Seller, or any persons other than the Lessor. Lessor hereby authorizes Lessee to enforce during the term of this Lease, in its name, but at Lessee's sole effort and expense, all warranties, agreements or representations, if any, which may have been made by the Seller to Lessor or to Lessee, and Lessor hereby assigns to Lessee solely for the limited purpose of making and prosecuting any such claim, all rights which Lessor has against the Seller for breach of warranty or other representation respecting the Equipment.

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5.  Care, Transfer and Use of Equipment

Lessee, at its own expense, shall maintain the Equipment in good operating condition, repair and appearance in accordance with Seller's specifications and in compliance with all applicable laws and regulations and shall protect the Equipment from deterioration except for reasonable wear and tear resulting only from proper use thereof. When generally offered, Lessee shall, at its expense, keep a maintenance contract in full force and effect, throughout the term of this Lease and any Schedule hereto. The disrepair or inoperability of the Equipment regardless of the cause thereof shall not relieve Lessee of the obligation to pay rental hereunder. Lessee shall not make any material modification, alteration or addition to the Equipment that would impair operation of the Equipment for its intended use (other than normal operating accessories or controls). Lessee will not, and will not permit anyone other than the authorized field engineering representatives of the Seller or other maintenance organization reasonably acceptable to Lessor to effect any inspection, adjustment, preventative or remedial


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Master Lease Agreement
Page 4


maintenance or repair to the Equipment. Lessee may not (a) relocate or operate the Equipment at locations other than the premises of the Lessee specified in the Schedule (the "Premises"), except with Lessor's prior written consent, which shall not be unreasonably withheld if such other location is within the continental United States, or (b) sell, convey, transfer, encumber, part with possession of, assign or sublease, any item of Equipment or any of its rights hereunder, and any such purported transaction shall be null and void and of no force or effect. In the event of a relocation of the Equipment or any item thereof to which Lessor consents, all costs (including any additional property taxes or other taxes and any additional expense of insurance coverage) resulting from any such relocation, shall be promptly paid by Lessee upon presentation to Lessee of evidence supporting such cost. No relocation or sublease permitted hereunder shall relieve Lessee from any of its obligations under this Lease and any Schedule hereto. Lessor shall have the right during normal hours upon reasonable notice to Lessee, subject to applicable laws and regulations, and all of Lessee's safety procedures and other applicable state or federal safeguards, to enter Lessee's Premises where the Equipment is located in order to inspect, observe, affix labels or other markings, or to exhibit the Equipment to prospective purchasers or future lessees thereof, or to otherwise protect Lessor's interest therein.

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6.  Net Lease

This Lease and any Schedule hereto is a net lease, and all payments hereunder are net to Lessor. All taxes, assessments, licenses, and other charges (including, without limitation personal property taxes and sales, use and leasing taxes and penalties and interest on such taxes) imposed, levied or assessed on the ownership, possession, rental or use of the Equipment during the term of this Lease and any Schedule hereto (except for Lessor's federal or state net income taxes) shall be paid by the Lessee before the same shall become delinquent, whether such taxes are assessed or would ordinarily be assessed against Lessor or Lessee. To the extent possible under applicable law, for personal property or ad valorum tax return purposes only, Lessee shall include the Equipment on such returns as may be required, which returns shall be timely filed by it. In any event, Lessee shall file all tax returns required for itself or Lessor and Lessor hereby appoints Lessee as its attorney-in-fact for such purpose. In case of failure of Lessee to so pay said taxes, assessments, licenses or other charges, Lessor may pay all or any part of such items, in which event the amount so paid by Lessor including any interest or penalties thereon and reasonable attorneys' fees incurred by Lessor shall be immediately paid by Lessee to Lessor as additional rental hereunder. Lessee shall promptly pay all costs, expenses and obligations of every kind and nature incurred in connection with the use or operation of the Equipment which may arise or become due during the term of this Lease and any Schedule hereto, whether or not specifically mentioned herein.

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7.  Indemnity

Lessee shall and does hereby agree to indemnify, defend and save Lessor and its assigns harmless of and from any and all liability, loss, cost (including but not limited to costs of identification, removal, remediation and disposal of Hazardous Materials (as defined hereinafter) and all reasonable costs associated with determining whether the Facility and the Equipment are in compliance and causing compliance with all environmental laws, rules and regulations), injury, damage (including but not limited to all damages to persons, property, the Equipment or natural resources), demand and expense (including without limitation, reasonable attorneys' fees, consultant's fees and laboratory costs) of any kind whatsoever arising out of, on account of, or in connection with this Lease, the Equipment leased hereunder and the transactions contemplated hereby, including, without limitation, the manufacture, selection, purchase, delivery, installation, ownership, possession, leasing, renting, operation, control, use, maintenance and the return of the Equipment. This indemnity shall survive the term or earlier termination of this Lease and any Schedule hereto.

In addition to and without limitation of all other representations, warranties and covenants made by Lessee under the Lease, Lessee further represents, warrants and covenants that Lessee has not used and will not use Hazardous Materials on, from, or affecting the Equipment and the


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Master Lease Agreement
Page 5

Facility in any manner which violates federal, state or local laws, ordinances, rules, regulations, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials, and that, to the best of Lessee's knowledge, no prior owner of the Equipment and the Facility or any tenant, subtenant, prior tenant or prior subtenant have used or will use Hazardous Materials on, from, or affecting the Equipment and the Facility in any manner which violates federal, state or local laws, ordinances, rules, regulations or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling production or disposal of Hazardous Materials. Lessee is in compliance with all requirements of the Illinois Responsible Property Transfer Act (Ill. Ann. Stat. Ch. 30, Sec. 901 et seq.) and with any other law, ordinance, rule or regulation including but not limited to the following, as applicable: Ark. Code Ann. Ch. 8, Secs. 7-201, et seq., 7-401 et seq. and 7-501 et seq.; Title VIII Ark. Environ. Law, Chs. 1-8. Lessee shall, at Lessee's expense, keep or cause the Equipment and the Facility to be kept free of Hazardous Materials except to the extent that the intended use of any particular item of equipment requires contact with Hazardous Materials. Without limiting the foregoing, Lessee shall not cause or permit the Equipment and the Facility or any part thereof to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in compliance with all applicable federal, state and local laws or regulations, nor shall Lessee cause or permit, as a result of any intentional or unintentional act or omission on the part of Lessee or any tenant or subtenant, a release (which release is not in compliance with applicable state or federal government regulation or manufacturer specification) of Hazardous Materials onto the Equipment and the Facility or onto any other property. Lessee shall comply with and ensure compliance by all tenants and subtenants with all applicable federal, state and local laws, ordinances, rules and regulations, whenever and by whomever triggered, and shall obtain and comply with, and ensure that all tenants and subtenants obtain and comply with, any and all approvals, registrations or permits required thereunder. Lessee shall, (a) at no cost to Lessor, conduct and complete all investigations, studies, sampling, testing and all remedial, removal and other actions necessary to clean up and remove all Hazardous Materials, on, from or affecting the Equipment and the Facility (i) in accordance with all applicable federal, state and local laws, ordinances, rules, regulations and policies and (ii) in accordance with the orders and directives of all federal, state and local governmental authorities, and (b) defend, indemnify and hold harmless Lessor from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way related to, (i) the presence, disposal, release or threatened release of any Hazardous Materials which are on, from or affecting the soil, water, vegetation, buildings, personal property, persons, animals, natural resources or otherwise; (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials, and/or (iii) any violation of laws, orders, regulations, requirements or demands of government authorities, which are based upon or in any way related to such Hazardous materials including, without limitation, reasonable attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses. In the event the Lease is terminated prior to the expiration of the Minimum Lease Term, or if there occurs an event of default under the Indenture such that the Mortgage executed pursuant thereto is foreclosed, Lessee shall deliver the Equipment and the Facility free of any and all Hazardous Materials so that the conditions of the Equipment and the Facility shall conform with all applicable federal, state and local laws, ordinances, rules or regulations affecting the Equipment and the Facility. For purposes of this paragraph, "Hazardous Materials" includes, without limit, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials including, without limitation, petroleum, its derivatives, fractions, by-products or other hydrocarbons defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et. seq.), the Clear Water Act (33 U.S.C. Sections 1321 et. seq.), the Clean Air Act (42 U.S.C. Sections 7401, et seq.), the Toxic Substances Control Act (15 U.S.C. Sections 2601, et. seq.) the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801 et. seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901, et. seq.), Federal Insecticide, Fungicide, Rodenticide Act (7 U.S.C. Sections 136, et. seq.), Environmental


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Master Lease Agreement
Page 6

Protection Act (5 U.S.C. Section 903 et seq.); Atomic Energy Act of 1954, as amended (42 U.S.C. Section 2011 et seq.); Toxic Substances Act (15 U.S.C.
Section 2601 et seq.); and in the regulations adopted and publications promulgated pursuant thereto, or any other Federal, state or local environmental law, ordinance, rule or regulation. The provisions of this paragraph shall be in addition to any and all other obligations and liabilities Lessee may have to Lessor at common law, and shall survive the termination of this Lease.

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8. INSURANCE

Commencing on the date that risk of loss or damage passes to Lessor from the Seller and continuing until Lessee has re-delivered possession of the Equipment to Lessor, Lessee shall, at its own expense, keep the Equipment (including all additions thereto) insured against all risks of loss or damage from every and any cause whatsoever in such amounts (but in no event less than the greater of the replacement value thereof or the amount set forth in the applicable Casualty Schedule, whichever is higher) and in such form as is satisfactory to Lessor. All such insurance policies shall protect Lessor and Lessor's assignee(s) as loss payees as their interests may appear. Lessee shall also, at its own expense, carry public liability insurance, with Lessor and Lessor's assignee(s) as an additional insured, in such amounts with such companies and in such form as is satisfactory to Lessor, with respect to injury to person or property resulting from or based in any way upon or in any way connected with or relating to the installation, use or alleged use, or operation of any or all of the Equipment, or its location or condition. Lessee shall deliver to Lessor, prior to payment for any item of Equipment, satisfactory evidence of such insurance, and shall further deliver evidence of renewal of each such policy not less than 30 days prior to expiration thereof. Each such policy shall contain an endorsement providing that the insurer will give Lessor not less than thirty
(30) days' prior written notice of the effective date of any alteration, change, cancellation, or modification of such policy, or the failure by Lessee to timely pay all required premiums, costs or charges with respect thereto. Upon Lessor's request, Lessee shall cause its insurance agent(s) to execute and deliver to Lessor Loss Payable Clause Endorsement and Additional Insured Endorsement (bodily injury and property damage liability insurance) forms provided to Lessee by Lessor. In case of the failure to procure or maintain such insurance, Lessor shall have the right, but not the obligation, to obtain such insurance and any premium paid by Lessor shall be immediately due and payable by Lessee to Lessor as additional rent hereunder. The maintenance of any policy or policies of insurance pursuant to this Section shall not limit any obligation or liability of Lessee pursuant to Section 7, Section 9 or any other provision of this Lease and any Schedule hereto.

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9. RISK OF LOSS

Until such time as the Equipment is returned and delivered to and accepted by Lessor, pursuant to the terms of this Lease and any Schedule hereto, Lessee hereby assumes and shall bear the entire risk of loss, damage, theft and destruction of the Equipment, or any portion thereof, from any cause whatsoever, commencing with delivery of such Equipment to Lessee ("Equipment Loss").
Without limitation of the foregoing, no Equipment Loss shall relieve Lessee in any way from its obligations hereunder. Lessee shall promptly notify Lessor in writing of any Equipment Loss. In the event of any such Equipment Loss, Lessee shall; (a) in the event Lessor determines such Equipment to be repairable, promptly place, at Lessee's expense, the Equipment in good repair, condition and working order similar to that immediately prior to the Equipment Loss in accordance with Seller's specifications and to the satisfaction of Lessor; or
(b) in the event of an actual or constructive total loss of any item of Equipment, as Lessee and Lessor shall jointly determine: (i) promptly replace, at Lessee's expense, the Equipment with like equipment of the same or a later model with the same additions as the Equipment, and in good repair, condition and working order in accordance with the Seller's specifications and to the satisfaction of Lessor; or (ii) immediately pay to Lessor the amount specified in the applicable Casualty Schedule made a part of this Lease or any Schedule hereto or, in its absence, an amount equal to the total amount of applicable unpaid rentals due and to become due hereunder during the term hereof, plus an additional amount equal to the fair market value of the Equipment immediately prior to the loss, theft, damage, or destruction, but in no event


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Master Lease Agreement
Page 7

shall the amount of such fair market value be less than twenty percent (20%) of the actual cost of the Equipment. In the event Lessee is required to repair or replace any such item of Equipment pursuant to Subsections (a) or (b)(i) of the preceding sentence, the insurance proceeds received by Lessor, if any, pursuant to Section 8, after the use of such funds to pay any unpaid amounts then due hereunder, shall be paid to Lessee or, if applicable, to a third party repairing or replacing the Equipment upon Lessee's furnishing proof satisfactory to the Lessor that such repair or replacement has been completed in a satisfactory manner. In the event Lessor elects option (b)(ii), Lessee shall be entitled to a credit against the payment required by said Subsection in an amount equal to such insurance proceeds actually received by Lessor pursuant to Section 8 on account of such Equipment, and, upon payment by Lessee to Lessor of all of the sums required pursuant to Subsection (b)(ii), the applicable Schedule shall terminate with respect to such item of Equipment and Lessee shall be entitled to whatever interest Lessor may have in such item "as is," "where is" and "with all faults" in its then condition and location without warranties of any type whatsoever, express or implied.

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10. COVENANTS OF LESSEE

Lessee agrees that its obligations under this Lease and any Schedule hereto including, without limitation the obligation to pay rental, are irrevocable and absolute, shall not abate for any reason whatsoever (including any claims against Lessor), and shall continue in full force and effect regardless of any inability of Lessee to use the Equipment or any part thereof for any reason whatsoever including, without limitation, war, act of God, storms, governmental regulations, strike or other labor troubles, loss, damage, destruction, disrepair, obsolescence, failure of or delay in delivery of the Equipment, or failure of the Equipment to properly operate for any cause. In the event of any alleged claim (including a claim which would otherwise be in the nature of a set-off) against Lessor, Lessee shall fully perform and pay its obligations hereunder (including all rents, without set-off or defense of any kind) and its only exclusive recourse against Lessor shall be by a separate action. Lessee agrees to furnish promptly to Lessor the annual financial statements of Lessee (and of any guarantors of Lessee's performance under this Lease and any Schedule hereto), certified by independent certified public accountants, and such interim financial statements of Lessee as Lessor may reasonably require during the entire term of this Lease and any Schedule hereto. Lessee, if requested, shall provide at Lessee's expense an Opinion of Counsel acceptable to Lessor affirming the covenants, representations and warranties of Lessee under this Lease and any Schedule hereto.

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11. PERFORMANCE BY LESSOR OF LESSEE'S OBLIGATIONS

In case of the failure of Lessee to comply with any provision of this Lease and any Schedule hereto, Lessor shall have the right, but not the obligation, to effect such compliance on behalf of Lessee. In such event, all reasonable costs and expenses incurred by Lessor in effecting such compliance shall be immediately paid by Lessee to Lessor as additional rental hereunder.

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12. EVENTS OF DEFAULT

An event of default shall occur hereunder if Lessee or any Obligor ("Obligor" shall include any guarantor or surety of any obligations of Lessee to Lessor under this Lease and any Schedule hereto) (i) fails to pay any installment of rent or other payment required hereunder when due; or (ii) attempts to or does remove from the Premises (except a relocation with Lessor's consent as provided in Section 5), sell, transfer, encumber, part with possession of, or sublet any item of the Equipment; or (iii) shall suffer or have suffered, in the reasonable judgment of Lessor, a material adverse change in its financial condition since the date of the last financial statement submitted to Lessor, for which Lessee is unable to satisfy, to Lessor's reasonable satisfaction, Lessor's demand for assurances and as a result thereof Lessor deems itself to be insecure, or any of the statements or other documents or information submitted at any time heretofore or hereafter by Lessee or Obligor to Lessor has misstated or shall misstate or has failed or shall fail to state a material fact; or (iv) breaches or shall have breached any material representation or warranty made or given by Lessee or Obligor in this Lease or in any other document

Master Lease Agreement
Page 8

furnished to Lessor in connection herewith, or any such representation or warranty shall be untrue or, by reason of failure to state a material fact or otherwise, shall be misleading; or (v) fails to perform or observe any other covenant, condition or agreement to be performed or observed by it hereunder, and such failure or breach shall continue unremedied for a period of thirty (30) days after the earlier of (a) the date on which Lessee obtains knowledge of such failure or breach, or (b) the date on which notice thereof shall be given by Lessor to Lessee; or (vi) shall become insolvent or bankrupt or make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver, or a trustee or receiver shall be appointed for a substantial part of its property without its consent, or bankruptcy or reorganization or insolvency proceeding shall be instituted by or against Lessee; or (vii) conveys, sells, transfers or assigns substantially all of Lessee's assets or ceases doing business as a going concern, or, if a corporation, ceases to be in good standing or files a statement of intent to dissolve, or abandons any or all of the Equipment; or (viii) shall be in material breach of or in material default under any lease or other agreement at any time executed with Lessor or any other lessor or with any lender to Lessee after any applicable cure period, unless Lessee is in good faith disputing the occurrence of such breach or default.

- --------------------------------------------------------------------------------
13. REMEDIES

Upon the occurrence of an event of default and at any time thereafter Lessor may, in its sole discretion, do any one or more of the following: (i) upon notice to Lessee, terminate this Lease as to the Equipment set forth in any one or more or all of the Schedules; (ii) without affecting Lessor's title or right to possession of the Equipment, declare due all rents and other amounts then accrued and thereafter accruing under this Lease and any Schedule hereto for the full term thereof including any amounts due upon expiration of the Minimum Lease Term or extension thereof as set forth in any Schedule; (iii) require that Lessee return all Equipment to Lessor in accordance with Section 3 hereof; (iv) enter upon the Premises where such Equipment is located and take immediate possession of and remove the same, all without liability to Lessor or its agents for such entry, or for damage to property or otherwise; (v) sell any or all of the Equipment at public or private sale, with or without notice to Lessee or advertisement, or otherwise dispose of, hold, use, operate, lease to others or keep idle such Equipment, all free and clear of any rights of Lessee therein and without any duty to account to Lessee for such action or inaction or for any proceeds with respect thereto; (vi) with or without cancelling this Lease, recover from Lessee damages, in an amount equal to the sum of (a) all unpaid rent and other amounts that became due and payable on, or prior to, the Default Date, (b) the present value of all future rentals and other amounts described in the Lease and not included in (a) above discounted to the Default Date at a rate equal to the discount rate of the Federal Reserve Bank of Chicago as of the Commencement Date of the Lease with respect to each Schedule (which discount rate, Lessee agrees is a commercially reasonable rate which takes into account the facts and circumstances at the time such Schedule commenced), (c) all costs and expenses incurred by Lessor in enforcing Lessor's rights under this Lease, including but not limited to, costs of repossession, recovery, storage, repair, sale, re-lease and reasonable attorneys' fees, (d) the estimated residual value of the Equipment as of the expiration of the Lease as reasonably determined by Lessor, (e) any indemnity amount payable to Lessor; (vii) refuse to deliver to Lessee the Equipment or such portion thereof not delivered theretofore; (viii) exercise any other right or remedy which may be available to it under the Uniform Commercial Code or any other applicable law or proceed by appropriate court action, without affecting Lessor's title or right to possession of the Equipment, to enforce the terms hereof or to recover damages for the breach hereof or to rescind this Lease and any Schedule hereto as to any or all Equipment. In addition, Lessee shall be liable for all reasonable legal fees and other costs and expenses resulting from the foregoing or the exercise of Lessor's remedies, including placing any Equipment in the condition required by
Section 3. No remedy referred to in this Section is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity. No express or implied waiver by Lessor of any default shall constitute a waiver of any other default by Lessee or a waiver of any of Lessor's rights, nor shall any delay by Lessor in enforcing any of its rights hereunder be deemed a waiver thereof. To the extent not prohibited by applicable law, Lessee

Master Lease Agreement
Page 9


hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use any Equipment, or make any effort or attempt to do so, except for reasonable mitigation of Lessor's damages or which may otherwise limit or modify any of Lessor's rights or remedies under this Section. As used herein, the term "Default Date" means the date upon which Lessee is in default. It is hereby agreed that thirty (30) day notice of public or private disposition of Equipment shall be deemed commercially reasonable notice to the extent required by law.

- --------------------------------------------------------------------------------
14. ASSIGNMENT BY LESSOR

LESSOR MAY (WITH OR WITHOUT NOTICE TO LESSEE) SELL, TRANSFER, ASSIGN OR GRANT A SECURITY INTEREST IN ALL OR ANY PART OF ITS INTEREST IN THIS LEASE, ANY SCHEDULE, ANY ITEM OF EQUIPMENT OR ANY AMOUNT PAYABLE HEREUNDER. IN SUCH AN EVENT, LESSEE SHALL, UPON RECEIPT OF NOTICE, ACKNOWLEDGE IN WRITING ANY SUCH SALE, TRANSFER, ASSIGNMENT OR GRANT OF A SECURITY INTEREST AND SHALL PAY ITS OBLIGATIONS HEREUNDER OR AMOUNTS EQUAL THERETO TO THE RESPECTIVE TRANSFEREE, ASSIGNEE OR SECURED PARTY IN THE MANNER SPECIFIED IN ANY INSTRUCTIONS RECEIVED FROM LESSOR. NOTWITHSTANDING ANY SUCH SALE, TRANSFER, ASSIGNMENT OR GRANT OF A SECURITY INTEREST BY LESSOR AND SO LONG AS NO EVENT OF DEFAULT SHALL HAVE OCCURRED HEREUNDER, NEITHER LESSOR NOR ANY TRANSFEREE, ASSIGNEE OR SECURED PARTY SHALL INTERFERE WITH LESSEE'S RIGHT OF USE OR QUIET ENJOYMENT OF THE EQUIPMENT. IN THE EVENT OF SUCH SALE, TRANSFER, ASSIGNMENT OR GRANT OF A SECURITY INTEREST IN ALL OR ANY PART OF THIS LEASE AND ANY SCHEDULE HERETO, THE EQUIPMENT OR SUMS PAYABLE HEREUNDER, AS AFORESAID, LESSEE AGREES AT ITS OWN EXPENSE TO EXECUTE SUCH DOCUMENTS AS MAY BE REASONABLY NECESSARY TO EVIDENCE, SECURE AND COMPLETE SUCH SALE, TRANSFER, ASSIGNMENT OR GRANT OF A SECURITY INTEREST AND TO PERFECT THE TRANSFEREE'S, ASSIGNEE'S OR SECURED PARTY'S INTEREST THEREIN AND LESSEE FURTHER AGREES THAT THE RIGHTS OF ANY TRANSFEREE, ASSIGNEE OR SECURED PARTY SHALL NOT BE SUBJECT TO ANY DEFENSE, SETOFF OR COUNTERCLAIM THAT LESSEE MAY HAVE AGAINST LESSOR OR ANY OTHER PARTY, INCLUDING THE SELLER, WHICH DEFENSES, SETOFFS AND COUNTERCLAIMS SHALL BE ASSERTED ONLY AGAINST SUCH PARTY, AND THAT ANY SUCH TRANSFEREE, ASSIGNEE OR SECURED PARTY SHALL HAVE ALL OF LESSOR'S RIGHTS HEREUNDER, BUT SHALL ASSUME NONE OF LESSOR'S OBLIGATIONS HEREUNDER. NOTHING IN THE PRECEDING SENTENCE SHALL AFFECT OR IMPAIR THE PROVISIONS OF SECTION 4,
SECTION 10 OR ANY OTHER PROVISION OF THIS LEASE. EXCEPT AS PROVIDED IN THIS PARAGRAPH, LESSOR'S ASSIGNEE SHALL NOT BE OBLIGATED TO PERFORM ANY DUTY, COVENANT OR CONDITION REQUIRED TO BE PERFORMED BY LESSOR UNDER THE TERMS OF THIS LEASE, AND NO BREACH OR DEFAULT BY LESSOR HEREUNDER OR PURSUANT TO ANY OTHER AGREEMENT BETWEEN LESSOR AND LESSEE, SHOULD THERE BE ONE, SHALL EXCUSE PERFORMANCE BY LESSEE OF ANY PROVISION HEREOF: IT BEING UNDERSTOOD THAT IN THE EVENT OF A DEFAULT OR BREACH BY LESSOR THAT LESSEE SHALL PURSUE ANY RIGHTS ON ACCOUNT THEREOF SOLELY AGAINST LESSOR. LESSOR'S ASSIGNEE OF ALL OR ANY PART OF INTEREST UNDER THIS LEASE SHALL HAVE THE SAME RIGHTS AS LESSOR HAS UNDER THIS LEASE TO INSPECT THE EQUIPMENT, TO RECEIVE FINANCIAL STATEMENTS AND REPORTS FROM LESSEE, TO BE NAMED AS AN ADDITIONAL INSURED UNDER THE INSURANCE POLICIES AND TO RECEIVE PRIOR NOTICE OF CANCELLATION OR ALTERATION OF INSURANCE COVERAGE, AND TO BE INDEMNIFIED BY LESSEE.

- --------------------------------------------------------------------------------
15. REPRESENTATIONS AND WARRANTIES

In order to induce Lessor to enter into this Lease and any Schedule hereto and to lease the Equipment to Lessee hereunder, Lessee represents and warrants that:
(a) FINANCIAL STATEMENTS. (i) applications, financial statements, and reports which have been submitted by Lessee and Obligors to Lessor are, and all information hereafter furnished by Lessee to Lessor

Master Lease Agreement
Page 10

will be, true and correct in all material respects as of the date submitted;
(ii) as of the date hereof, the date of any Schedule and any Acceptance Date, there has been no material adverse change in any matter stated in such applications, financial statements and reports; (iii) there are no known contingent liabilities or liabilities for taxes of Lessee which are not reflected in said financial statements; and, (iv) none of the foregoing omit or omitted to state any material fact. (b) ORGANIZATION. Lessee is an organizational entity described on the signature page hereof and is duly organized, validly existing and in good standing and duly qualified to do business and is in good standing in each State in which the Equipment will be located. (c) POWER AND AUTHORITY. Lessee has full power, authority and legal right to execute, deliver and perform this Lease and any Schedule hereto, and the execution, delivery and performance hereof has been duly authorized by all necessary action of Lessee. (d) ENFORCEABILITY. This Lease and any Schedule or other document executed in connection therewith has been duly executed and delivered by Lessee and constitutes a legal, valid and binding obligation of Lessee enforceable tn accordance with its terms. (e) CONSENTS AND PERMITS. The execution, delivery and performance of this Lease and any Schedule hereto does not require any approval or consent of any stockholders, partners or proprietors or of any trustee or holders of any indebtedness or obligations of Lessee (or such approval or consent has been obtained or waived), and will not contravene any law, regulation, judgment or decree applicable to Lessee, or the certificate of incorporation, partnership agreement or by-laws of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien upon any property of Lessee under any mortgage, instrument or other agreement to which Lessee is a party (other than this Lease) or by which Lessee or its assets may be bound or affected. No authorization, approval, license, filing or registration with any court or governmental agency or instrumentality except as disclosed is necessary in connection with the execution, delivery, performance, validity and enforceability of this Lease and any Schedule hereto. (f) TITLE TO EQUIPMENT. On each Commencement Date, Lessor shall have good and marketable title to the items of Equipment being subjected to this Lease and any Schedule hereto on such date, free and clear of all liens, except the lien of the Seller which will be released upon receipt of payment.
 Lessee warrants that no other party has a security interest in the Equipment which will not be released on or before payment by Lessor to Seller of the Equipment. (g) NO LITIGATION. There is no action. suit, investigation or proceeding by or before any court, arbitrator, administrative agency other governmental authority pending or threatened against or affecting Lessee (A) involves the Equipment or the transaction contemplated by this Lease and any Schedule here or (B) which, if adversely determined, could have a material adverse effect on the financial condition, business or operations of Lessee.
(h) ACCURACY OF THE EQUIPMENT AND THE FACILITY DESCRIPTION AND THE EQUIPMENT AND THE FACILITY BUDGET. Lessee represents that the description of the Equipment and the Facility as set forth on Schedule A and Exhibit A hereto is accurate in all material respects. (i) REGULATORY APPROVALS. Lessee represents that no authorization, approval, consent or license of any governmental regulatory body or authority, including but not limited to state or federal environmental protection agencies and/or federal or state nuclear regulatory agencies, not already obtained, is required for the valid and lawful execution and delivery of the Lease by the Lessee or the assumption of the obligations of the Lessee represented hereby and thereby. (j) DATE AND SURVIVAL OF REPRESENTATIONS. The representations of the Lessee made in this
Section 15 are made as of the date of closing of the Lease, and all such representations shall survive the execution and delivery of the Lease and the term or earlier cancellation of this Lease and any Schedule hereto.

- --------------------------------------------------------------------------------
16. AMENDMENTS

This Lease and any Schedule hereto contain the entire agreement between the parties with respect to the Equipment, this Lease and any Schedule hereto and supersede any prior agreement relating thereto (if any) and may not be altered, modified, terminated or discharged except by a writing signed by both parties.

- --------------------------------------------------------------------------------
17. LAW

This Lease and any Schedule hereto shall be binding only when accepted by Lessor at its

Master Lease Agreement
Page 11

corporate headquarters and shall be interpreted, and the rights and the liabilities of the parties hereto determined, except for local filing requirements, in accordance with the laws of the State of Illinois. Lessee and Lessor waive, insofar as not prohibited by law, trial by jury and submit to the jurisdiction of the Illinois Federal District Courts of competent jurisdiction or any state court within the State of Illinois and waive any right to assert that any action instituted by Lessor in any such court is in the improper venue or should be transferred to a more convenient forum.

- --------------------------------------------------------------------------------
18. INVALIDITY

In the event that any provision of this Lease and any Schedule hereto shall be unenforceable in whole or in part, such provision shall be limited to the extent necessary to render the same valid, or shall be excised from this Lease or any Schedule hereto, as circumstances may require, and this Lease and the applicable Schedule shall be construed as if said provision had been incorporated herein as so limited, or as if said provision had not been included herein, as the case may be.

- --------------------------------------------------------------------------------
19. MISCELLANEOUS

All notices and demands relating hereto shall be in writing and mailed by certified mail, return receipt requested, to Lessor or Lessee at their respective addresses above or shown in the Schedule, or at any other address designated by notice served in accordance herewith. Notice shall become effective when deposited in the United States mail, with proper postage prepaid, addressed to the party intended to be served at the address designated herein. All unperformed obligations of Lessee shall survive the termination or expiration of this Lease and any Schedule hereto. Should Lessor permit use by Lessee of any Equipment beyond the Minimum Lease Term, or, if applicable, any exercised extension or renewal term, the lease obligations of Lessee shall continue and such permissive use shall not be construed as a renewal of the term thereof, or as a waiver of any right or continuation of any obligation of Lessor hereunder, and Lessor may take possession of any such Equipment at any time upon demand. If more than one Lessee is named in this Lease, the liability of each shall be joint and several. Lessee shall, upon request of Lessor from time to time, perform all acts and execute and deliver to Lessor all documents which Lessor deems necessary or desirable to implement the provisions of this Lease and any Schedule hereto, including, without limitation, certificates addressed to such persons as Lessor may direct stating that this Lease and the Schedule hereto is in full force and effect, that there are no amendments or modifications thereto (or stating such amendments or modifications), that Lessor is not in default hereof or breach hereunder (or stating all defaults or breaches claimed by Lessee), setting forth the date to which rentals due hereunder have been paid, and stating such other matters as Lessor may request. This Lease and any Schedule hereto shall be binding upon the parties and their successors, legal representatives and assigns. If any person, firm, corporation or other entity shall guarantee this Lease and any Schedule hereto and the performance by Lessee of its obligations hereunder, all of the terms and provisions hereof shall be duly applicable to such Obligor.

- --------------------------------------------------------------------------------
20. COUNTERPARTS

This Lease may be executed in any number of counterparts, each of which shall be deemed an original. Each Schedule shall be executed in three (3) serially numbered counterparts each of which shall be deemed an original but only counterpart number 1 shall constitute "chattel paper" or "collateral" within the meaning of the Uniform Commercial Code in any jurisdiction.

- --------------------------------------------------------------------------------
21. ADDITIONAL CONDITIONS

Notwithstanding any provisions of this Lease to the contrary, the obligation of Lessor to lease Equipment to Lessee hereunder shall be subject to the following conditions (which conditions are in addition to and not in substitution of any other condition contained herein or in any Schedule):

Master Lease Agreement
Page 12

A. Actual Equipment Cost: The aggregate Actual Equipment Cost to be leased by Lessor to Lessee hereunder shall not exceed Four Million Dollars ($4,000,000.00). Except as set forth below, all Equipment shall be new and unused at the Commencement Date.

B. New Equipment: Except as set forth below, all Equipment shall be new and unused at the Commencement Date.

    (i) Takedowns for New Equipment: Lessor shall lease to Lessee during the period to begin no later than July 1, 1991 and to end no later than sixteen months after the initial Lease commencement (the "Commencement Period") New Equipment which shall cost not in excess of $2,000,000.00, including but not limited to medical waste processing and materials handling equipment, including shredders, bailers, conveyors and radio-frequency heating equipment; which New Equipment is acceptable to Lessor in its sole discretion. Lessor may provide in its sole discretion, but shall be under no obligation to provide, funding for any Equipment which shall not takedown within the Commencement Period. All New Equipment shall become subject to lease hereunder in takedowns of not less than $250,000.00.

    (ii) Lease Rate and Term for New Equipment: New Equipment shall be leased by Lessor to Lessee for a Minimum Lease Term of 42 months at a monthly Lease Rate Factor of 2.9154% of Actual Equipment Cost. At the end of the Minimum Lease Term Lessee shall have purchase, renewal and/or return options as defined in the applicable Schedule.

C. Used Equipment: Notwithstanding the provisions of Subparagraph B above, Lessor agrees that Equipment having an Actual Equipment Cost of not in excess of $700,000.00 which is Used Equipment (defined hereinafter) may be leased hereunder in a single Schedule, the Commencement Date of which is set forth below. Used Equipment shall include medical waste processing and materials handling equipment, including shredders, bailers and conveyors, and radio-frequency heating equipment, and all replacement parts, modifications, repairs, alterations, additions and accessories affixed thereto. Actual Equipment Cost for Used Equipment shall be equal to the lesser of the fair market value thereof as reasonably determined by Lessor or the net manufacturer's invoice value thereof as reflected on Lessee's books and records as of the end of the month preceding the Commencement Date. Used Equipment to be subject to this Lease is listed in Exhibit A attached hereto.

    (i) Takedowns for Used Equipment: Used Equipment shall become subject to a lease hereunder in a single takedown which shall occur not later than March 15, 1991.

    (ii) Lease Rate and Term for Used Equipment: The Equipment shall be leased by Lessor to Lessee for a Minimum Lease Term of 36 months at a monthly Lease Rate Factor of 3.2433% of Actual Equipment Cost. At the end of the Minimum Lease Term Lessee shall have early termination, purchase, renewal and/or return options as defined in the applicable Schedule.

D. Cobalt 60 Irradiation Unit, Facility, Land: In addition to the provisions of Subsections B and C herein, Lessor shall provide to Lessee financing of $1,360,000.00 for the Cobalt-60 Irradiation Unit located in West Memphis, Arkansas, (the "Unit") PROVIDED THAT: Lessee is able to provide to Lessor good and marketable title to the Unit and to provide evidence to Lessor of its good and marketable title to the Facility and to the Land as described on the attached Schedule A and Exhibit A; which Unit, Facility and Land shall be free and clear of all liens and encumbrances (subject only to easements recorded prior to March 15, 1991 as reflected on the attached Schedule B) including but not limited to those of the City of West Memphis, Arkansas; and Lessee shall execute all documents, instruments and agreements as Lessor shall require regarding same. Lessor acknowledges that Lessee intends to sell the Unit, the Facility and the Land, and in the event Lessee does sell the Unit, the Facility and the Land between the 10th and the 30th months after commencement of the Lease

Master Lease Agreement
Page 13


    thereof hereunder, then Lessee shall pay the Lessor a termination fee which is the product of the termination percentage as provided on the Termination Schedule attached hereto as Exhibit B multiplied by the Actual Equipment Cost of the Unit. Lessee shall have issued and delivered to the Lessor a warrant to purchase up to 106,000 shares of the Lessee's common stock on a fully diluted basis at an exercise price of $3.50 per share taking into consideration all convertible securities, options and warrants outstanding with such other terms and conditions (including, without limitation, anti-dilution provisions and piggyback registration rights) all satisfactory to Lessor, as stated in that certain Warrant Agreement by and between Stericycle, Inc. and LINC Venture Lease Partners II, L.P. of even date herewith.

E. Rate Adjustment: The Lease Rate Factors provided in Subparagraph B(ii) and C(ii) above shall be increased at the Commencement Date of each Schedule to reflect any increases in the yield in Three Year Constant Treasury Constant Maturities as reported in Federal Reserve Statistical Release H.15 on the Commencement Date.

F. Documentation and Due Diligence: Lessor acknowledges receipt from Lessee of a documentation and due diligence fee of $7,500.00.

- --------------------------------------------------------------------------------
22. CONDITIONS PRECEDENT TO LESSOR'S OBLIGATIONS UNDER THE LEASE

The obligation of Lessor to perform any obligations under this Lease is subject to the following conditions precedent, completed or provided to Lessor's sole satisfaction:

(a) Lessee shall have issued and delivered to the Lessor a warrant to purchase up to 106,000 shares of the Lessee's common stock on a fully diluted basis at an exercise price of $3.50 per share taking into consideration all convertible securities, options and warrants outstanding with such other terms and conditions (including, without limitation, anti-dilution provisions and piggyback registration rights) all satisfactory to Lessor.

(b) Lessor shall have completed its due diligence and audit of Lessee and such due diligence and audit shall provide Lessor with such results and information which Lessor determines are satisfactory to permit Lessor to enter into the Lease and Lessor's Commitment Committee and Board of Directors shall have approved the Lease.

(c) All financing statements deemed necessary by Lessor and Lessor's counsel relating to the Equipment shall have been filed and recorded and Lessor shall have received confirmation thereof.

(d) Lessee shall have duly executed and delivered all agreements, instruments, financing statements, consents, waivers, collateral assignments, opinions of counsel, and such other documents as Lessor may request to confirm and effectuate the foregoing, all as may be required by, and to be otherwise in form and substance satisfactory to, Lessor and Lessor's counsel.

- --------------------------------------------------------------------------------
23. PROGRESS PAYMENTS

Not less than 30 days prior to the due date thereof, Lessee shall deliver to Lessor Lessee's authorization in the form of Annex I to the applicable Equipment Schedule to make a progress payment and, provided on such due date no Event of Default have occurred and be continuing hereunder or under the Master Agreement, Lessor shall make the progress payment set forth to the manufacturer(s) or supplier(s) also set forth in such authorization. In respect of such progress payments so made by Lessor, Lessee agrees as follows:

    (i) to pay the Lessor or Lessor's Assignee a daily rental amount equal to the product of the aggregate amount of progress payments actually made by Lessor multiplied by the Lease Rate Factor as set forth in each applicable Equipment Schedule divided by thirty (30) from the date

Master Lease Agreement
Page 14


such progress payments are in fact made. Such payment shall be made by Lessee to Lessor immediately upon Lessee's receipt of a written request therefor (but not more than one such payment shall be made within any given period of thirty
(30) days) accompanied by evidence reasonably satisfactory to Lessee indicating the amount and date of payment by Lessor of the progress payments in respect of which such payment is so requested;

    (ii) in the event Lessee shall not deliver Lessee's Equipment Acceptance Form in respect of the Equipment to Lessor on or before 3 months from the date of the first progress payment made hereunder (unless such period is extended by mutual agreement of Lessor and Lessee), to pay to Lessor or Lessor's Assignee, upon demand, an amount equal to the sum of all progress payments theretofore made by Lessor pursuant to this provision, together with unpaid daily rental amounts thereon;

    (iii) Lessee acknowledges and understands that Lessor may elect to borrow all or a portion of the progress payments required of Lessor under this provision and that as security therefor, Lessor may assign the applicable Equipment Schedule, including but not limited to Lessor's rights hereunder, to the lender of such amounts so borrowed. Lessee agrees, without notice to Lessee, Lessor may make such assignment in connection with any such borrowing and for the protection and benefit of Lessor and any such assignee, the rights of Lessor or its Assignee in and to such payments shall be absolute and unconditional under all circumstances, notwithstanding: (i) any setoff, abatement, reduction, counterclaim, recoupment, defense or other right which Lessee may have against Lessor, the manufacturer(s) or seller(s) of the Equipment, or any other person for any reason whatsoever; or (ii) any defect in condition, operation, fitness for use, damage or destruction of the Equipment, or failure of the manufacturer(s) or supplier(s) to deliver the Equipment for any reason whatsoever, or (iii) or any insolvency, bankruptcy, reorganization or similar proceedings instituted by or against the Lessor or Lessee.

- --------------------------------------------------------------------------------

The person executing this Lease for and on behalf of Lessee warrants and represents, which warranty and representation shall survive the expiration or termination of this Lease for any reason whatsoever, that this Lease and the execution hereof has been duly and validly authorized by Lessee, constitutes a valid and binding obligation of Lessee and that he has authority to make such execution for and on behalf of Lessee.

IN WHEREOF, this Lease has been executed by Lessee as of the 14 day of March, 1991.
                                       ACCEPTED AT CHICAGO, ILLINOIS

                                       LINC VENTURE LEASE PARTNERS II, L.P.
STERICYCLE, INC.                       a Delaware Limited Partnership
(Co-Lessee)(a Delaware Corporation)    (Lessor)

                                       BY: LINC VENTURE LEASE MANAGEMENT
                                           CORPORATION, General Partner



By:    /s/                                  By: /s/
    -------------------------------             ------------------------------


Title:       V.P. & CFO                    Title:
       ----------------------------                ---------------------------


                                       Date:          3/14/91
                                             --------------------------------

STERICYCLE OF ARKANSAS, INC.
(Co-Lessee)(an Arkansas Corporation)



By:    /s/
    -------------------------------

Title:       V.P. & CFO
       ----------------------------

                                        IN RE:
                           MASTER LEASE AGREEMENT NO. 5244
                              DATED AS OF March 14, 1991
                                       BETWEEN
                 LINC VENTURE LEASE PARTNERS II, L.P., AS LESSOR AND
                                STERICYCLE, INC.  AND
                     STERICYCLE OF ARKANSAS, INC., AS CO-LESSEES


                                      EXHIBIT A



         The following described real estate situated in

Crittenden County, Arkansas, to-wit:

         A Tract of Land lying in the Southeast Quarter(SE 1/4) of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of
         Section 3, Township 6 North, Range 8 East, Crittenden County, Arkansas, being more particularly described as follows:

         Commencing at the Northeast Corner of the Northwest Quarter (NW 1/4) of the Southeast Quarter (SE 1/4) of Section 3, thence South along the center line of Airport Road a distance of 957.0 feet to the point of beginning, thence South 89 degrees, 49 minutes, 10 seconds West along a line parallel to the North line of said Northwest Quarter (NW 1/4) Southeast Quarter (SE 1/4), a distance of 600.0 feet, thence South a distance of 363.0 feet, thence North 89 degrees, 49 minutes, 10 seconds East a distance of 600.0 feet to its intersection with the East line of said Northwest Quarter (NW 1/4) Southeast Quarter (SE 1/4), said point being the center line of Airport Road, thence North along the center line of Airport Road a distance of 363.0 feet to the point of beginning, containing 5.0 acres, more or less.

         The above described property being subject to drainage and road rights-of-way and easements of record.

                                        IN RE:
                           MASTER LEASE AGREEMENT NO. 5244
                              DATED AS OF March 14, 1991
                                       BETWEEN
                 LINC VENTURE LEASE PARTNERS II, L.P., AS LESSOR AND
                                STERICYCLE, INC.  AND
                     STERICYCLE OF ARKANSAS, INC., AS CO-LESSEES

                                      EXHIBIT B

                        Stericycle Termination Value Schedule


- --------------------------------------------------------------------------------
Number of Base Rent Payments Made       Termination Value as Percent of Original
                                        Equipment Cost
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
              10                                         86.16
- --------------------------------------------------------------------------------
              11                                         84.62
- --------------------------------------------------------------------------------
              12                                         83.04
- --------------------------------------------------------------------------------
              13                                         81.43
- --------------------------------------------------------------------------------
              14                                         79.79
- --------------------------------------------------------------------------------
              15                                         78.12
- --------------------------------------------------------------------------------
              16                                         76.42
- --------------------------------------------------------------------------------
              17                                         74.68
- --------------------------------------------------------------------------------
              18                                         72.90
- --------------------------------------------------------------------------------
              19                                         71.09
- --------------------------------------------------------------------------------
              20                                           *
- --------------------------------------------------------------------------------
              21                                           *
- --------------------------------------------------------------------------------
              22                                           *
- --------------------------------------------------------------------------------
              23                                           *
- --------------------------------------------------------------------------------
              24                                           *
- --------------------------------------------------------------------------------
              25                                           *
- --------------------------------------------------------------------------------
              26                                           *
- --------------------------------------------------------------------------------
              27                                           *
- --------------------------------------------------------------------------------
              28                                           *
- --------------------------------------------------------------------------------
              29                                           *
- --------------------------------------------------------------------------------
              30                                           *
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

* Remaining Principal Balance plus 27% of the selling price of the Cobalt-60 Irradiation Facility, but in no case shall this amount be less than $300,000 or more than $550,000.

- --------------------------------------------------------------------------------

                                      SCHEDULE-A

                               TO MASTER LEASE NO. 5244

                                EQUIPMENT SCHEDULE 001

                                   STERICYCLE, INC.

                                     PAGE   OF

Product Description                                   Model           Serial
 and Manufacturer                     Quantity        Number          Number
- -------------------                   --------       --------        --------




Equipment Location:                          Lessee:        Lessee:

North Airport Road                           /s/ VJN        /s/ VJN
West Memphis, Arkansas 72301                 --------       --------
                                             Initials       Initials



                                                            Lessor:

                                                            /s/ JSP
                                                            --------
                                                            Initials

[LOGO]
                                                                         2 of 4


                                   STERICYCLE, INC

                               Machinery and Equipment
                                   Summary Schedule

                                    February 1991



Asset                   Asset                                                  Fair Market
Number               Description                                  Cost            Value
- ------               -----------                                  ----            -----

1          80 kw Dielectric Oven and Spare Parts               295,663.20      279,093.62

2          Primary and Secondary Stacked
            Shredder System and Spare Parts                    126,771.02      115,064.63

3          Rotary Shear Shredder                                44,529.81       41,190.05

4          Compactor-Processing Chamber                         51,692.57       49,107.88

5          Component Parts Located in Processing Chamber:
            (Duct Heaters, Hepa Filters, Fans,
             Feeder Hopper & Feeder Chute                       60,014.59       57,013.82

6          Safety Equipment - Processing Chamber                 7,578.10        7,199.19

7          Processing Chamber Construction                      11,172.20       10,613.58

8          Electrical Controls and Panels for
            Processing Chamber Equipment                        31,551.01       29,973.44

9          Conveyor Systems                                    132,902.34      125,682.70

10         Economy Lake 72" Horizontal Baler                    19,739.41       17,929.91

11         Radiation Control Related Equipment                  25,608.41       23,041.73

12         Miscellaneous Equipment                              14,328.41       13,676.50

13         Machinery and Equipment Purchased
            with West Memphis Facility                          80,690.00       71,946.00
                                                                ---------       ---------

           TOTALS                                             $902,241.07     $841,533.05
                                                              -----------     -----------
                                                              -----------     -----------


                                                                         3 of 4

ASSET NUMBER: 13                                         IN-SERVICE DATE: 1/1/90


ASSET DESCRIPTION:    Machinery and Equipment Purchased
                      with the West Memphis Facility


                                                 Useful       Fair Market
Vendor                               Cost         Life           Value
- ------------------------        ------------     ------       --------

Hitachi
   Spectrophotometer         6,000.00       10 years       5,350.00
Beckman
   Spectrophotometer         2,500.00       10 years       2,229.00
Orion Ionalyzer                     900.00       10 years         802.00
Eberline Mini Scaler              1,470.00       10 years       1,311.00
Silbasket Trash
   Paper Shredder                   200.00       10 years         178.00
Caterpillar MC 30 Forklift       19,000.00       10 years      16,942.00
Caterpillar MC 30 Forklift       19,000.00       10 years      16,942.00
Kalamazoo M200
 Stretchwrapper                   7,500.00       10 years       6,687.00
Cardinal Pallet Scale             4,500.00       10 years       4,012.00
Cardinal 780 Ticket
   Printer                        4,500.00       10 years       4,012.00
Cardinal 738 Display              4,500.00       10 years       4,012.00
Strapping Machine                   250.00       10 years         223.00
Auto-Reg Battery Charger            500.00       10 years         446.00
Douglas Battery Charger             500.00       10 years         446.00
Signet Conductivity Monitor         600.00       10 years         535.00
2 Eberline E-120
   Geiger Counters                  900.00       10 years         802.00
Eberline RUS II Radiation
   Monitor                        1,800.00       10 years       1,605.00
Eberline Monitor D.I.
   System RMCS                      945.00       10 years         843.00
Eberline PIC 6-18
   High-Range Monitor               725.00       10 years         646.00
Band Saw                            500.00       10 years         446.00
Hydrolic Press                      400.00       10 years         357.00
Drill Press                         200.00       10 years         178.00
Welder                              800.00       10 years         713.00
Air Compressor                    2,500.00       10 years       2,229.00
                                  --------                      --------

   TOTALS                        80,690.00                     71,946.00
                                 ---------                     ---------
                                 ---------                     ---------


SEE EXHIBIT B ATTACHED (DETAIL LISTING OF FIXED ASSETS PROVIDED TO STERICYCLE AT DATE OF PURCHASE)

                                                                         4 of 4

ASSET NUMBER: 12                                        IN-SERVICE DATE: Various
                                                        (See detail below)
ASSET DESCRIPTION:    Miscellaneous Equipment
                      (Excludes Assets Purchased with Facility)




                                                          INVOICE
In-Service                                    ----------------------------       Useful        Fair Market
   Date      Vendor/Asset Description         Date         Amount     Code        Life            Value
- ----------   ------------------------         ----------------------------       ------        -----------

09-01-90     PI Enterprises                  09-17-90     1,550.00     12-A      10 years         1,485.41
             2 Sidewall Prop Fans
             4400 CFM
             Model PHD-24 725/each
             (for use with air compressor)

08-01-90     Tennessee Installers            08-04-90     2,671.50     12-B      10 years         2,537.92
             Steel Grating, Anchors
             and Labor for Lift

10-01-90     M.C. White Construction Co.     10-09-90     7,550.00     12-C      10 years         7,298.33
             Walk-In Cooler

03-01-90     The Phoenix Mfg. Co.            01-31-90     1,263.91     12-D      10 years         1,148.05
             Platform 54 x 84
             66" Elevation with
             Handrail and Ladder

06-01-90     The Phoenix Mfg. Co.            06-06-90     1,293.00     12-E      10 years         1,206.79
             Platform 3' x 8' x 6'                        --------                                --------
             Elevation with Handrail
             and Ladder

             TOTALS                                      14,328.41                               13,676.50
                                                         ---------                               ---------
                                                         ---------                               ---------


                                        IN RE:
                           MASTER LEASE AGREEMENT NO. 5244
                              DATED AS OF March 14, 1991
                                       BETWEEN
                 LINC VENTURE LEASE PARTNERS II, L.P., AS LESSOR AND
                                STERICYCLE, INC.  AND
                     STERICYCLE OF ARKANSAS, INC., AS CO-LESSEES


                                      Schedule B

                                      EASEMENTS


SUBJECT to Ten-Mile Bayou right of way, set-back lines, Airport Road right of way, and to drainage easements in favor of Drainage District No. 6, and as recorded in Book 230 Page 49, and in Book 244 Page 419, and in Book 244 Page 546, in Crittenden County, Arkansas, and to encroachment of building on Ten-Mile Bayou right of way, all as shown on plat of Survey dated October, 1989, by Eddie
E. Brawley, Surveyor, West Memphis, Arkansas.

LINC VENTURE LEASE PARTNERS II, L.P.        LINC Venture Lease Partners II, L.P.
EQUIPMENT SCHEDULE                          303 East Wacker Drive
                                            Chicago, Illinois 60601
                                            (312) 946-1000

This is Counterpart number 3 of 3 serially numbered, manually executed counterparts.

Equipment Location:

North Airport Road                               Master Lease Agreement No. 5244
West Memphis, Arkansas 72301                     Schedule No.                001
                                                 Acceptance Date         3/14/91

- --------------------------------------------------------------------------------
Equipment Description:

Used Medical Waste Processing and Materials Handling Equipment

                                            Total Equipment Cost: $700,000.00

(X) ("X" if applicable) as more fully described on Schedule "A" attached hereto and made a part hereof.
TERM AND RENTAL:                            Minimum Lease Term:      36 months

Rental Payments to be made:   X monthly; ___ quarterly;  other:  _______________

Security Deposit: $   n/a              Expected Acceptance Date:  __________

*Rental Payments:
$ 22,703.00 per rental payment for the first thirty-six (36) rental payments
 Followed by:
$ - - - - - per rental payment for the next    - - - - -     rental payments
 Followed by:
$ - - - - - per rental payment for the next    - - - - -     rental payments

Initial Payment of $22,703.00 covering the first monthly rental payment.

* Plus, if applicable, freight, taxes, insurance and maintenance which shall be paid by Lessee in accordance with the terms of the Lease and this Schedule.

LINC Venture Lease Partners II, L.P. (Lessor) hereby agrees to lease to the Lessee named below, and Lessee hereby agrees to lease and rent from Lessor the Equipment listed above, for the term and at the rental payments specified herein, all subject to the terms and conditions set forth herein and on the reverse side hereof and in the referenced Master Lease Agreement except as the same may be varied by the terms of this Schedule. At the end of the Minimum Lease Term, Lessee, agrees to (i) renew this Lease and Schedule for 24 months at one percent (1%) of total actual Equipment cost per month payable monthly in advance, or (ii) purchase the Equipment, subject to Lessor's written consent, at its then fair market value, or (iii) return the Equipment to Lessor in accordance with the terms of the Lease and concurrently pay to Lessor the Fair Market Value.

                                       ACCEPTED AT CHICAGO, ILLINOIS
Addendum ("X") if applicable [ ]
                                       LINC VENTURE LEASE PARTNERS II, L.P.,
STERICYCLE, INC.                       a Delaware Limited Partnership
Co-Lessee                              Lessor

By:    /s/                         BY: LINC VENTURE LEASE MANAGEMENT
    -------------------------------    CORPORATION General Partner

Title: V.P. & CFO
       ----------------------------
                                           By: /s/
                                                ------------------------------
Date: 3/14/91
      -----------------------------
                                           Title:
                                                  ----------------------------
STERICYCLE OF ARKANSAS INC.
Co-Lessee                              DATE: 3/14/91
                                              --------------------------------


By:     /s/
    -------------------------------

Title:    V. P. & CFO
       ----------------------------

DATE:     3/14/91
      -----------------------------

[LOGO]



                                   STERICYCLE, INC

                               Machinery and Equipment
                                   Summary Schedule

                                    February 1991



Asset                   Asset                                                  Fair Market
Number               Description                                  Cost            Value
- ------               -----------                                  ----            -----

1          80 kw Dielectric Oven and Spare Parts               295,663.20      279,093.62

2          Primary and Secondary Stacked
           Shredder System and Spare Parts                     126,771.02      115,064.63

3          Rotary Shear Shredder                                44,529.81       41,190.05

4          Compactor-Processing Chamber                         51,692.57       49,107.88

5          Component Parts Located in Processing Chamber:
            (Duct Heaters, Hepa Filters, Fans,
             Feeder Hopper & Feeder Chute                       60,014.59       57,013.82

6          Safety Equipment - Processing Chamber                 7,578.10        7,199.19

7          Processing Chamber Construction                      11,172.20       10,613.58

8          Electrical Controls and Panels for
           Processing Chamber Equipment                         31,551.01       29,973.44

9          Conveyor Systems                                    132,902.34      125,682.70

10         Economy Lake 72" Horizontal Baler                    19,739.41       17,929.91

11         Radiation Control Related Equipment                  25,608.41       23,041.73

12         Miscellaneous Equipment                              14,328.41       13,676.50

13         Machinery and Equipment Purchased
            with West Memphis Facility                          80,690.00       71,946.00
                                                                ---------       ---------

           TOTALS                                             $902,241.07     $841,533.05
                                                              -----------     -----------
                                                              -----------     -----------


ASSET NUMBER: 13                                         IN-SERVICE DATE: 1/1/90


ASSET DESCRIPTION:    Machinery and Equipment Purchased
                      with the West Memphis Facility


                                                 Useful       Fair Market
Vendor                               Cost         Life           Value
- ------------------------        ------------     ------       --------

Hitachi
   Spectrophotometer              6,000.00       10 years       5,350.00
Beckman
   Spectrophotometer              2,500.00       10 years       2,229.00
Orion Ionalyzer                     900.00       10 years         802.00
Eberline Mini Scaler              1,470.00       10 years       1,311.00
Silbasket Trash
   Paper Shredder                   200.00       10 years         178.00
Caterpillar MC 30 Forklift       19,000.00       10 years      16,942.00
Caterpillar MC 30 Forklift       19,000.00       10 years      16,942.00
Kalamazoo M200
 Stretchwrapper                   7,500.00       10 years       6,687.00
Cardinal Pallet Scale             4,500.00       10 years       4,012.00
Cardinal 780 Ticket
   Printer                        4,500.00       10 years       4,012.00
Cardinal 738 Display              4,500.00       10 years       4,012.00
Strapping Machine                   250.00       10 years         223.00
Auto-Reg Battery Charger            500.00       10 years         446.00
Douglas Battery Charger             500.00       10 years         446.00
Signet Conductivity Monitor         600.00       10 years         535.00
2 Eberline E-120
   Geiger Counters                  900.00       10 years         802.00
Eberline RUS II Radiation
   Monitor                        1,800.00       10 years       1,605.00
Eberline Monitor D.I.
   System RMCS                      945.00       10 years         843.00
Eberline PIC 6-18
   High-Range Monitor               725.00       10 years         646.00
Band Saw                            500.00       10 years         446.00
Hydrolic Press                      400.00       10 years         357.00
Drill Press                         200.00       10 years         178.00
Welder                              800.00       10 years         713.00
Air Compressor                    2,500.00       10 years       2,229.00
                                  --------                      --------

   TOTALS                        80,690.00                     71,946.00
                                 ---------                     ---------
                                 ---------                     ---------


SEE EXHIBIT B ATTACHED (DETAIL LISTING OF FIXED ASSETS PROVIDED TO STERICYCLE AT DATE OF PURCHASE)

ASSET NUMBER: 12                                        IN-SERVICE DATE: Various
                                                        (SEE detail below)
ASSET DESCRIPTION:    Miscellaneous Equipment
                     (Excludes Assets Purchased with Facility)




                                                          Invoice
In-Service                                    -----------------------------      Useful        Fair Market
   Date      Vendor/Asset Description         Date         Amount     Code        Life            Value
- ----------   ------------------------         ----------------------------       ------        -----------

09-01-90     PI Enterprises                  09-17-90     1,550.00     12-A      10 years         1,485.41
             2 Sidewall Prop Fans
             4400 CFM
             Model PHD-24 725/each
             (for use with air compressor)

08-01-90     Tennessee Installers            08-04-90     2,671.50     12-B      10 years         2,537.92
             Steel Grating, Anchors
             and Labor for Lift

10-01-90     M.C. White Construction Co.     10-09-90     7,550.00     12-C      10 years         7,298.33
             Walk-in Cooler

03-01-90     The Phoenix Mfg. Co.            01-31-90     1,263.91     12-D      10 years         1,148.05
             Platform 54 x 84
             66" Elevation with
             Handrail and Ladder

06-01-90     The Phoenix Mfg. Co.           06-06-90     1,293.00     12-E      10 years         1,206.79
             Platform 3' x 8' x 6'                        --------                               --------
             Elevation with Handrail
             and Ladder

             TOTALS                                      14,328.41                               13,676.50
                                                         ---------                               ---------
                                                         ---------                               ---------


LINC Venture Lease Partners II, L.P.,
a Delaware Limited Partnership ("Lessor")
303 East Wacker Drive
Chicago, Illinois 60601

RE: Side Agreement Regarding Maintenance Agreements

Gentlemen:

This letter represents a provision to Lessor of the attached letter from PSC, Inc., to Lessee regarding maintenance of the dielectric heater Serial No. 672 Model 80-WM shall be deemed in compliance by the Lessee with the second sentence of Paragraph 5 of the Master Lease Agreement No. 5244.

STERICYCLE, INC.,
a Delaware Corporation
(Co-Lessee)


By:    /s/
    -------------------------------

Title:     V.P. & CFO      3/14/91
       ----------------------------


STERICYCLE OF ARKANSAS, INC.,
an Arkansas Corporation
(Co-Lessee)


By:    /s/
    -------------------------------

Title:     V.P. & CFO      3/14/91
       ----------------------------


Acknowledged and Agreed to:

LINC VENTURE LEASE PARTNERS II, L.P.,
a Delaware Limited Partnership
(Lessor)


By:    /s/
    -------------------------------

Title:                     3/14/91
       ----------------------------

[LETTERHEAD]

March 7, 1991



Mr. Vern Nagle
Stericycle, Inc.
III Crossroads of Commerce Bldg.
3501 Algonquin Road, Suite 220
Rolling Meadows, Illinois 60008


Dear Mr. Nagle,

    Regarding the maintenance of the PSC, inc. dielectric heater Serial No. 672 Model 80-WM currently installed at your West Memphis, Arkansas facility, I would like to offer the following.

    Sol Sailes and Kent Huntzinger, currently employed by Stericycle of Arkansas have successfully completed the factory training course offered by PSC, inc. for this equipment.

    The information Sol and Kent acquired during the training period should qualify them to keep the equipment in good running condition and in line with PSC, inc. specifications.

    Should you require further assistance, please do not hesitate to call.

                                       Very truly yours,

                                       PSC, inc.



                                       /s/ Christopher J. Varga
                                       Christopher J. Varga

RENEWAL EQUIPMENT SCHEDULE OF MASTER LEASE 5244, SCHEDULES 001, 002, AND 003

- -----------------------------------------------------------------------------------------------------
LESSEE NAME & ADDRESS:        LESSOR NAME & ADDRESS:        LEASE TRANSACTION:
Stericycle, Inc.              LINC VENTURE LEASE            MASTER LEASE AGREEMENT NO. 110-200-5244
1419 Lake Cook Road           PARTNERS II, L.P.             EQUIPMENT SCHEDULE NO. 003
Suite 410                     303 East Wacker Drive         EFFECTIVE RENEWAL DATE:  January 1, 1996
Deerfield, Illinois 60015     Chicago, Illinois 60601

- -----------------------------------------------------------------------------------------------------

Lessee hereby agrees to continue to lease and rent from Lessor all of the Equipment as originally described in the original Equipment Schedule identified above (and as such Equipment is more fully described on any Schedule "A" attached hereto and made a part hereof), for the Renewal Term and at the Renewal Rental Payments specified herein, all subject to the terms and conditions set forth herein and in the above referenced Master Lease Agreement. Commencing on the Effective Renewal Date the Lessee agrees to pay the Renewal Rental Payments specified below during the Renewal Lease Term.



- ------------------------------------------------------------------------------------------------------------------------------------
1. EFFECTIVE RENEWAL DATE:  JANUARY 1, 1996      2. RENEWAL LEASE TERM: 26 MONTHS       3. PAYMENTS DUE (X ) MONTHLY  ( ) QUARTERLY

- ------------------------------------------------------------------------------------------------------------------------------------
4.   THE RENEWAL RENTAL PAYMENTS DUE DURING THE RENEWAL LEASE TERM* ARE AS FOLLOWS:

$ 14,000.00 PER RENEWAL RENTAL PAYMENT FOR THE FIRST 26 RENTAL PAYMENTS
FOLLOWED BY:

     At the end of the new lease termination date (3/1/98), Lessee will purchase the equipment for $1.00.

*Plus, if applicable, freight, taxes, insurance and maintenance which shall be paid by Lessee in accordance with the terms of the
Lease and this Schedule.
- ------------------------------------------------------------------------------------------------------------------------------------
5.   EQUIPMENT LOCATION (IF OTHER THAN THE ADDRESS OF LESSEE ABOVE OR AS SET FORTH IN THE LEASE):

     SEE ATTACHED EQUIPMENT LIST CONSISTING OF 8 PAGES
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
     OPTIONS AT END OF RENEWAL LEASE TERM: (SEE THE REVERSE SIDE FOR ADDITIONAL TERMS)
     Purchase Option:    At the end of the new lease termination date (3/1/98), Lessee will purchase the equipment for $1.00.
- ------------------------------------------------------------------------------------------------------------------------------------



Lessee hereby reaffirms and ratifies all of the terms and conditions of the Master Lease and the related Schedule except to the extent modified and amended hereby. Lessee acknowledges and agrees that Lessor in no way or manner assumes any responsibility, either now or hereafter, for the use, performance, functioning, maintenance or service of the Equipment, or for its suitability or adaptability for any particular purpose.

The undersigned, being duly authorized by Lessee, hereby (i) certifies that all of the equipment identified in the original Schedule (the "Equipment") is in good working order, repair and condition in accordance with the requirements of the Lease, (ii) has been retained in the sole and exclusive possession of Lessee at the location originally specified in the Lease or at such other locations as disclosed by Lessee herein; and (iii) unconditionally accepts and affirms all of the duties and responsibilities imposed upon the Lessee with respect to the Equipment for all purposes under the terms and conditions of the Lease, any addendum to such Lease and this Renewal Equipment Schedule including the terms and conditions set forth on the reverse side hereof.

                SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS.

- --------------------------------------------------------------------------------
LESSEE NAME:                            LESSOR NAME:

Stericycle, Inc.                        LINC VENTURE LEASE PARTNERS II, L.P.

By:    /s/                              By:    /s/
    -------------------------------         ----------------------------------
Title:   VP CFO                         Title:   Exec V.P.
       ----------------------------            -------------------------------
Date:   4/10/96                         Date:   4/17/96
      -----------------------------           --------------------------------

- --------------------------------------------------------------------------------


    This is counterpart 3 of 3 serially numbered, manually executed counterparts

                           ADDITIONAL TERMS AND CONDITIONS
                            TO RENEWAL EQUIPMENT SCHEDULE


1. INDEMNITY. Lessee shall and does hereby agree to indemnify, defend and hold Lessor and its assigns harmless from and against any and all taxes (described in the Lease), liability, loss, costs, injury, damage, penalties, suits, judgements, demands, claims, expenses and disbursements (including without limitation, reasonable attorneys' fees incurred by Lessor in pursuing its rights against Lessee or defending any claims or defenses asserted by or through Lessee) of any kind whatsoever arising out of, on account of, or in connection with this Lease and the Equipment leased hereunder, including, without limitation, its manufacture, selection, purchase, delivery, rejection, installation, ownership, possession, leasing, renting, operation, control, use, maintenance and the return thereof. This indemnity shall survive the Renewal Lease Term or earlier cancellation or termination of this Lease and any Schedule hereto.

2. GOVERNING LAW, JURISDICTION AND VENUE. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THE LEASE, LESSEE AND LESSOR EACH HEREBY KNOWINGLY, WILLINGLY AND VOLUNTARILY AGREES THAT THE LEASE AND THIS SCHEDULE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS AND THE VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT OF THEREOF SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS. LESSEE AND LESSOR EACH HEREBY KNOWINGLY, WILLINGLY AND VOLUNTARILY CONSENTS TO THE JURISDICTION AND VENUE OF ALL COURTS IN THE STATE OF ILLINOIS. LESSEE HEREBY KNOWINGLY, WILLINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO PERSONAL SERVICE OF PROCESS IN ANY ACTION BROUGHT IN CONNECTION WITH OR ARISING OUT OF THE LEASE OR THIS SCHEDULE AND CONSENTS TO SERVICE OF PROCESS BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE LAST KNOWN ADDRESS OF THE LESSEE, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN THIRTY (30) DAYS AFTER THE DATE OF MAILING THEREOF. LESSEE HEREBY KNOWINGLY, WILLINGLY AND VOLUNTARILY (A) WAIVES ANY RIGHT TO ASSERT THAT ANY ACTION BROUGHT IN CONNECTION WITH OR ARISING OUT OF THE LEASE OR THIS SCHEDULE IN A COURT LOCATED IN ILLINOIS IS IN AN IMPROPER VENUE OR SUCH ACTION SHOULD BE TRANSFERRED TO A MORE CONVENIENT FORUM; (B) AGREES TO ASSERT ANY ACTION BROUGHT BY LESSEE IN CONNECTION WITH OR ARISING OUT OF THE LEASE OR THIS SCHEDULE IN A COURT LOCATED IN COOK COUNTY, ILLINOIS; AND (C) WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT BY OR AGAINST LESSEE IN CONNECTION WITH OR ARISING OUT OF THE LEASE OR THIS SCHEDULE.

3. PURCHASE OPTION AND/OR RENEWAL OF LEASE TERM. [This section applies only if this schedule grants Lessee an option to purchase the Equipment and/or renew the Lease Term.] If an event of default has not occurred under the Lease, Lessee, by giving Lessor not less than ninety (90) days' written notice by registered or certified mail prior to the expiration date of this Schedule, may, elect to (1) if applicable, purchase not less than all of the Equipment then leased hereunder, at the times and in the manner hereinafter specified, for an amount equal to that amount stated on the face of this Schedule, plus any applicable sales tax with respect thereto or (2) if applicable, renew the lease term of not less than all of the Equipment then leased hereunder for the period(s) and for the renewal rental(s) (payable in advance) stated on the face of this Schedule. If Lessee elects to exercise said purchase option, same shall be exercised on the day immediately following the date of expiration of the Renewal Lease Term, and by the delivery at such time by Lessee to Lessor of payment, in cash or by certified check, of the amount of the purchase price for the Equipment as hereinbefore set forth. Upon payment of said purchase price for the Equipment, Lessor shall, upon request of Lessee, execute and deliver to Lessee a Bill of Sale for the equipment, on an "AS IS," "WHERE IS," "WITH ALL FAULTS" basis, without representations or warranties of any kind whatsoever. If Lessee exercises its purchase option and fails to make payment of the full amount of the purchase price, Lessee shall pay as additional rent for each month or fraction thereof after the end of the Renewal Lease Term, an amount equal to the highest monthly payment set forth herein. IF LESSEE DOES NOT ELECT TO EXERCISE EITHER OF SAID OPTIONS, LESSEE SHALL RETURN EACH ITEM OF EQUIPMENT TO LESSOR, PURSUANT TO AND UNDER THE TERMS AND CONDITIONS OF SECTION 3 OF THE LEASE. If Lessee fails to notify Lessor as provided herein or if Lessor and Lessee cannot agree on the purchase or renewal terms, then the term of this Lease shall be automatically extended at the highest rental provided in this Schedule, for successive three month periods unless and until terminated by either party giving to the other not less than three months' prior written notice by registered or certified mail of its intention to terminate at the end of the next succeeding automatic extension period, and, upon termination of this Schedule, Lessee shall return all of the Equipment as provided in the Lease.

                                      SCHEDULE-A

                               TO MASTER LEASE NO. 5244

                                EQUIPMENT SCHEDULE 001

                                   STERICYCLE, INC.

                                     Page 1 of 4

Product Description                                   Model           Serial
 and Manufacturer                     Quantity        Number          Number
- -------------------                   --------       --------        --------




Equipment Location:                          Lessee:        Lessee:

North Airport Road                           /s/ VJN        /s/ VJN
West Memphis, Arkansas 72301                 --------       --------
                                             Initials       Initials



                                                            Lessor:

                                                            /s/ JSP
                                                            --------
                                                            Initials

[LOGO]



                                   STERICYCLE, INC

                               Machinery and Equipment
                                   Summary Schedule

                                    February 1991



Asset                   Asset                                                  Fair Market
Number               Description                                  Cost            Value
- ------               -----------                                  ----            -----

1          80 kw Dielectric Oven and Spare Parts               295,663.20      279,093.62

2          Primary and Secondary Stacked
           Shredder System and Spare Parts                     126,771.02      115,064.63

3          Rotary Shear Shredder                                44,529.81       41,190.05

4          Compactor-Processing Chamber                         51,692.57       49,107.88

5          Component Parts Located in Processing Chamber:
            (Duct Heaters, Hepa Filters, Fans,
             Feeder Hopper & Feeder Chute                       60,014.59       57,013.82

6          Safety Equipment - Processing Chamber                 7,578.10        7,199.19

7          Processing Chamber Construction                      11,172.20       10,613.58

8          Electrical Controls and Panels for
           Processing Chamber Equipment                         31,551.01       29,973.44

9          Conveyor Systems                                    132,902.34      125,682.70

10         Economy Lake 72" Horizontal Baler                    19,739.41       17,929.91

11         Radiation Control Related Equipment                  25,608.41       23,041.73

12         Miscellaneous Equipment                              14,328.41       13,676.50

13         Machinery and Equipment Purchased
            with West Memphis Facility                          80,690.00       71,946.00
                                                                ---------       ---------

           TOTALS                                             $902,241.07     $841,533.05
                                                              -----------     -----------
                                                              -----------     -----------


ASSET NUMBER: 13                                         IN-SERVICE DATE: 1/1/90


ASSET DESCRIPTION:    Machinery and Equipment Purchased
                      with the West Memphis Facility


                                                 Useful       Fair Market
Vendor                               Cost         Life           Value
- ------------------------        ------------     ------       --------

Hitachi
   Spectrophotometer              6,000.00       10 years       5,350.00
Beckman
   Spectrophotometer              2,500.00       10 years       2,229.00
Orion Ionalyzer                     900.00       10 years         802.00
Eberline Mini Scaler              1,470.00       10 years       1,311.00
Silbasket Trash
   Paper Shredder                   200.00       10 years         178.00
Caterpillar MC 30 Forklift       19,000.00       10 years      16,942.00
Caterpillar MC 30 Forklift       19,000.00       10 years      16,942.00
Kalamazoo M200
   Stretchwrapper                 7,500.00       10 years       6,687.00
Cardinal Pallet Scale             4,500.00       10 years       4,012.00
Cardinal 780 Ticket
   Printer                        4,500.00       10 years       4,012.00
Cardinal 738 Display              4,500.00       10 years       4,012.00
Strapping Machine                   250.00       10 years         223.00
Auto-Reg Battery Charger            500.00       10 years         446.00
Douglas Battery Charger             500.00       10 years         446.00
Signet Conductivity Monitor         600.00       10 years         535.00
2 Eberline E-120
   Geiger Counters                  900.00       10 years         802.00
Eberline RUS II Radiation
   Monitor                        1,800.00       10 years       1,605.00
Eberline Monitor D.I.
   System RMCS                      945.00       10 years         843.00
Eberline PIC 6-18
   High-Range Monitor               725.00       10 years         646.00
Band Saw                            500.00       10 years         446.00
Hydrolic Press                      400.00       10 years         357.00
Drill Press                         200.00       10 years         178.00
Welder                              800.00       10 years         713.00
Air Compressor                    2,500.00       10 years       2,229.00
                                  --------                      --------

   TOTALS                        80,690.00                     71,946.00
                                 ---------                     ---------
                                 ---------                     ---------


SEE EXHIBIT B ATTACHED (DETAIL LISTING OF FIXED ASSETS PROVIDED TO STERICYCLE AT DATE OF PURCHASE)

ASSET NUMBER: 12                                        IN-SERVICE DATE: Various
                                                        (See detail below)
ASSET DESCRIPTION:    Miscellaneous Equipment
                     (Excludes Assets Purchased with Facility)




                                                          Invoice
In-Service                                    -----------------------------      Useful        Fair Market
   Date      Vendor/Asset Description         Date         Amount     Code        Life            Value
- ----------   ------------------------         ----------------------------       ------        -----------

09-01-90     PI Enterprises                  09-17-90     1,550.00     12-A      10 years         1,485.41
             2 Sidewall Prop Fans
             4400 CFM
             Model PHD-24 725/each
             (for use with air compressor)

08-01-90     Tennessee Installers            08-04-90     2,671.50     12-B      10 years         2,537.92
             Steel Grating, Anchors
             and Labor for Lift

10-01-90     M.C. White Construction Co.     10-09-90     7,550.00     12-C      10 years         7,298.33
             Walk-in Cooler

03-01-90     The Phoenix Mfg. Co.            01-31-90     1,263.91     12-D      10 years         1,148.05
             Platform 54 x 84
             66" Elevation with
             Handrail and Ladder

06-01-90     The Phoenix Mfg.  Co.           06-06-90     1,293.00     12-E      10 years         1,206.79
             Platform 3' x 8' x 6'                        --------                                --------
             Elevation with Handrail
             and Ladder

             TOTALS                                      14,328.41                               13,676.50
                                                         ---------                               ---------
                                                         ---------                               ---------


                                      SCHEDULE A

                               TO MASTER LEASE NO. 5244

                                EQUIPMENT SCHEDULE 002

                  STERICYCLE, INC. AND STERICYCLE OF ARKANSAS, INC.

                                     Page 1 of 2

             Model      Serial   Product Description                Equipment
Quantity     Number     Number     and Manufacturer                    Cost
- --------     ------     ------   -------------------                ---------


See attached



Equipment Location:              Lessee:        Lessee:           Lessor:

North Airport Road               /s/ VJN        /s/ VJN           /s/ JSP
West Memphis, Arkansas 72301     --------       --------          --------
                                 Initials       Initials          Initials

                                                                     Page 2 of 2
                                      SCHEDULE A

                            TO MASTER LEASE NO.       5244
                             EQUIPMENT SCHEDULE NO.   002
                  STERICYCLE, INC.  AND STERICYCLE OF ARKANSAS, INC.



Vendor                      Invoice Number       Check #                         Description            Amount
- -----------------------   ------------------   -----------    -------------------------------------   -----------
Magnatech                   91124-1               3098        Design and Fabrication of Shredder        5,000.00
Magnatech                   91126-1,2,3,4,6    3606 & 3251    Cyclone & Fan                           128,800.00
Magnatech                   91126-5            3098 & 3251    Shredder                                  6,940.10
Magnatech                   91148-1             OCT PYMT      Screens for Shredder                      1,731.00
Magnatech                   91149-1             OCT PYMT      Used Hammers for Shredder                   390.00
Magnatech                   91150-1             OCT PYMT      Hammers & Shafts                          1,190.00
Phelps Fan                  113481                3418        Fan                                       2,825.00
Phelps Fan                  113532                3540        Fan                                       2,825.00
Phelps Fan                  113628                3618        Fan Motor                                   260.00
Phelps Fan                  113581                3618        Credit                                      (80.00)
Phelps Fan                  113693                3618        Variable Speed Drive                        231.50
Phelps Fan                  114039              OCT PYMT      Fan Parts                                 1,394.62
Phelps Fan                  114043              OCT PYMT      Housing Bands                             1,175.27
Shelby Electric             7165                  3865        Starter Motor                             3,190.00
Shelby Electric             7445                  3865        Motor                                       151.18
Shelby Electric             00320                 3865        Motor                                       519.39
Shelby Electric             8454                OCT PYMT      Motor                                       910.80
SECO Power Systems          5712                  3868        Motor                                       825.00    158,415.83
Matthews Blow Pipe          10086                 3607        Air Conveying Equipment                  20,000.00
Matthews Blow Pipe          10100                 3766        Air Conveying Equipment                  35,000.00     55,000.00
Alan Ross Machinery         14438              Wire-Transfer  Pulse Jet Dust Collector                 15,000.00     15,000.00
Gingery Electric            8768               3533 & 3617    Wire New Shredder                         8,461.88
Gingery Electric            8768x                 3617        Remote Station for Hammermill             2,400.00
Gingery Electric            8768b                 3772        Wire New Shredder                        16,433.12
Gingery Electric            9486                  3772        Remove/Replace Blower Motor                 779.50
Gingery Electric            9559                  3772        Replace Soft Star Motor                     277.50
Gingery Electric            8285                  4005        Remove/Replace Hammermill Motor           3,191.13
Gingery Electric            9507                OCT PYMT      Wire Blower System                       19,454.88     50,998.01
M.C. White                  4071                  3398        Install and Fabricate Stainless Chute     1,331.00
M.C. White                  4342                  3839        Slab for new Cyclone Equipment            3,356.76
M.C. White                  4460                OCT PYMT      Slab for new Cyclone Equipment            2,270.46
Tri-State Motor Transit                           3421        Freight for Shipment of Hammermill        1,000.00      7,958.22
                                                                                                                    ----------
                                                                                                                    287,235.06
                                                                                                                    ----------


Equipment Location:                                                    Lessee:           Lessee:              Lessor:


North Airport Road
West Memphis, Arkansas 72301                                           /s/ VJN           /s/ VJN              /s/ ???
                                                                       -------           -------              -------


                                      SCHEDULE A

                               TO MASTER LEASE NO. 5244

                                EQUIPMENT SCHEDULE 003

                                     PAGE 1 OF 2


MANUFACTURER                         DESCRIPTION                    COST
- ------------                         -----------                    ----
MATTHEWS BLOW PIPE         AIR CONVEYING EQUIPMENT                $91,800.00
                           FREIGHT                                 $7,047.29

MATTHEWS BLOW PIPE         BALER                                  $40,531.25

                           CONVEYOR SYSTEMS:
THOMAS CONVEYOR            FIVE LIFT TABLES                       $10,420.00
THOMAS CONVEYOR            CONVEYOR                               $19,725.00
JONESBORO BEARING          CONVEYOR                               $12,329.88
MATTHEWS BLOW PIPE         BELT CONVEYOR                           $5,710.00
                           FREIGHT                                 $7,957.20

                           ELECTRIC EQUIPMENT & WIRING
LUCKY ELECTRIC             PARTS                                   $1,824.44
LUCKY ELECTRIC             SQDI LINE 2000 AMP                      $7,322.72
LUCKY ELECTRIC             TWO BECKMAN METERS                        $572.28
GINGERY ELECTRIC           UPDAGE CONTROL DIAGRAMS                   $357.00
LEWIS COUNTY               POWER SERVICE                           $7,240.00
CENTRAL ELECTRIC                                                  $24,371.81

BUDGET OFFICE FURN         OFFICE FURNITURE                        $8,335.70

BUDGET SALES               PATHOLOGICAL WASTE REFRIGERATOR         $4,500.00

MATTHEWS BLOW PIPE         PRESS ROOM                              $7,945.00

                           PUMPS & HEATERS
0 BRIEN ENGINEERING        FIVE PUMPS                              $2,100.00
TRISTATE HYDRAULICS        DYNEX RIVETT HYDRAULIC POW              $5,093.10
TRISTATE HYDRAULICS        TWO GLASSPORT HYD CYLINDERS             $1,522.15
WW GRAINGER                120 GALLON WATER HEATER                 $1,954.37

MAGNATECH                  SIZE REDUCTION SYSTEM                 $155,000.00
                           FREIGHT                                 $2,480.00
                           ROACH MFG                               $2,770.00

MATTHEWS BLOW PIPE         SPARE FANX & COMPONENTS                $11,657.00
MATTHEWS BLOW PIPE         COMPONENTS                              $3,625.00

SOLIDUR                    BLACK MARBLE REP SHT                      $579.57
                                                               -------------

                           TOTAL FOR MORTON, WA                  $444,770.76
                                                               -------------
                                                               -------------



EQUIPMENT LOCATION:

                                                    INITIALS        INITIALS
830 WESTLAKE AVENUE
MORTON, WASHINGTON 98356                            /s/
                                                    -------         -------
                                                    LESSOR          LESSEE

                                      SCHEDULE A

                               TO MASTER LEASE NO. 5244

                                EQUIPMENT SCHEDULE 003

                                     PAGE 2 OF 2

MANUFACTURER                      DESCRIPTION                       COST
- ------------                      -----------                       ----
MATTHEWS BLOW PIPE             AIR CONVEYING EQUIPMENT             $91,800.00
PSC NORTHERN CALIFORNIA        150 KW DIELECTRIC OVEN             $267,250.00
MAGNATECH                      SIZE REDUCTION SYSTEM              $155,000.00

                                                                 ------------

                               TOTAL FOR SAN LEANDRO, CA          $514,050.00
                                                                 ------------
                                                                 ------------


TOTAL EQUIPMENT COST FOR BOTH LOCATIONS                           $958,820.76
                                                                 ------------
                                                                 ------------



EQUIPMENT LOCATION:
                                               INITIALS             INITIALS
1345 DOOLITTLE DRIVE, UNIT C
SAN LEANDRO, CA 94577                          /s/
                                               --------             --------
                                               LESSOR               LESSEE